UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 27, 2016
INGRAM MICRO INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12203	62-1644402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3351 Michelson Drive, Suite 100
Irvine, California 92612-0697
(Address, including zip code of Registrant’s principal executive offices)
Registrant’s telephone number, including area code: (714) 566-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 27, 2016, Ingram Micro Inc. (the “Company” or “Ingram Micro”) issued a press release reporting financial results for the third quarter ended October 1, 2016. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing, nor shall it be deemed to form a part of the Company’s public disclosure in the United States or otherwise.
GAAP to Non-GAAP Reconciliation
The attached press release includes financial results prepared in accordance with generally accepted accounting principles (“GAAP”). In addition to GAAP results, Ingram Micro is reporting non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share and non-GAAP return on invested capital. These non-GAAP measures exclude charges associated with reorganization, acquisitions, integration and transition costs, including those associated with the company’s previously announced cost savings programs, and the amortization of intangible assets. These non-GAAP financial measures also exclude a benefit in the fourth quarter of 2014 related to the receipt of an LCD flat panel class action settlement, a charge in the 2015 second and fourth quarters related to an impairment of internally developed software resulting from the company's decision to stop its global ERP deployment, a charge in the 2015 third quarter for an estimated settlement of employee related taxes assessed in Europe, a loss on the sale of affiliate and a gain related to a legal settlement in the 2016 second quarter. Non-GAAP net income and non-GAAP earnings per diluted share also exclude the impact of foreign exchange gains or losses related to the translation effect on Euro-based inventory purchases in Ingram Micro’s pan-European entity.
The non-GAAP measures noted above are primary indicators that Ingram Micro’s management uses internally to conduct and measure its business and evaluate the performance of its consolidated operations and operating segments. Ingram Micro’s management believes these non-GAAP financial measures are useful because they provide meaningful comparisons to prior periods and an alternate view of the impact of acquired businesses. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting Ingram Micro’s business. A material limitation associated with these non-GAAP measures as compared to the GAAP measures is that they may not be comparable to other companies with similarly titled items that present related measures differently.  The non-GAAP measures should be considered as a supplement to, and not as a substitute for or superior to, the corresponding measures calculated in accordance with GAAP.
A reconciliation of GAAP to non-GAAP financial measures for the periods presented is attached to this press release.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated October 27, 2016 and related financial schedules.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

By:	/s/ Larry C. Boyd
Name:	Larry C. Boyd
Title:	Executive Vice President,
Secretary and General Counsel
Date: October 27, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 27, 2016 and related financial schedules